BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock International V.I. Fund

(the “Fund”)

Supplement dated January 2, 2013

to the Statement of Additional Information dated May 1, 2012, as amended October 5, 2012

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Portfolio Manager Information” is revised as set forth below.

The subsection entitled “Other Funds and Accounts Managed” as it relates solely to the Fund is deleted in its entirety and replaced with the following:

International V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James Bristow, CFA	1	8	13	0	0	0
	$753.6 Million	$1.19 Billion	$3.99 Billion	$0	$0	$0
Gareth Williams	1	3	5	0	0	0
	$753.6 Million	$343.3 Million	$687.7 Million	$0	$0	$0

The subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — 1. Balanced Capital V.I., Equity Dividend V.I., Value Opportunities V.I., International V.I., Global Opportunities V.I., Large Cap Core V.I., Large Cap Growth V.I., Large Cap Value V.I., Capital Appreciation V.I., and Basic Value V.I.” as it relates solely to the Fund is revised as set forth below:

Portfolio Manager(s)	Funds Managed	Applicable Benchmarks
James Bristow, CFA	International V.I.	MSCI World MSCI ACWI MSCI EAFE MSCI ACWI ex-U.S.
Gareth Williams	International V.I.	MSCI EAFE MSCI ACWI ex-U.S.

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

Messrs. Balaraman, Bliss, Bristow, Callan, Corallo, Coyle, Garfin, Green, Jamieson, Keenan, Rieder, Savage, Schoenhofen and Shearer and Mdmes. Anderson and King have each received long-term incentive awards.

The last sentence of the second paragraph under the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Other compensation benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Mr. Bristow is eligible to participate in these plans.

The last two sentences of the first paragraph under the subsection entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted Messrs. Bristow, Keenan, Kemp, Kraeger, Rieder, Schoenhofen and Stournaras may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Bristow, Keenan, Kemp, Kraeger, Rieder, Schoenhofen and Stournaras may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.